Exhibit 99.1 Investor Day 2019 The Olin Advantage February 12, 2019

The Olin Advantage John Fischer Chlor Alkali/Vinyls Industry and Investment Outlook –IHS Markit John Mulholland Structural Changes in Chlor Alkali Driving Value Creation Opportunities John Fischer Chlor Alkali Products and Vinyls Positioned to Benefit from Structural Changes Jim Varilek Poised to Capture Value from Growth in Caustic Soda Demand Damian Gumpel Coffee/Refreshment Break Leading Epoxy Platform Extending the Chlorine Envelope Pat Dawson Business Operations Drive Reliability and Growth John Sampson Solid Foundation and Improving Financial Outlook Todd Slater Q&A Panel Closing Remarks John Fischer 2

Forward‐Looking Statements This presentation includes forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other  information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about  the markets and economy in which we and our various segments operate. The statements contained in this presentation that are not statements of historical fact may include  forward‐looking statements that involve a number of risks and uncertainties. We use the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “project,” “estimate,” “forecast,” “optimistic,” and variations of such words and similar expressions  in this presentation to identify such forward‐looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions,  which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such  forward‐looking statements. All references to expectations and other forward‐looking statements are based on expectations at February 4, 2019. Olin undertakes no obligation to update  publicly any forward‐looking statements, whether as a result of future events, new information or otherwise. Factors that could cause or contribute to such differences include, but are not limited to: our sensitivity to economic, business and market conditions in the U.S. and overseas; the cyclical  nature of our operating results and the supply/demand balance for our products; our reliance on a limited number of suppliers for specified feedstock and services, including third‐party  transportation services; higher‐than‐expected raw material and energy, transportation, and/or logistics costs; failure to control costs or to achieve targeted cost reductions; new  regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; the occurrence of unexpected  manufacturing interruptions and outages; complications resulting from our multiple enterprise resource planning systems and the conversion to one system; changes in, or failure to  comply with, legislation or government regulations or policies; the failure or an interruption of our information technology systems; economic and industry downturns; declines in global  equity markets and interest rates impacting pension plan asset values and liabilities; fluctuations in foreign currency exchange rates; unexpected litigation outcomes and environmental  investigation and remediation costs; our substantial amount of indebtedness and debt service obligations; the integration of the DowDuPont Chlorine Products Business not fully realizing  the benefits of the anticipated synergies; the failure to attract, retain and motivate key employees; asset impairment charges resulting from the failure to realize our long range plan  assumptions; adverse conditions in the credit and capital markets; and the other risks detailed in Olin’s Form 10‐K for the fiscal year ended December 31, 2017 and Olin’s Form 10‐Q for  the quarter ended September 30, 2018. All of the Forward‐Looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently  known to Olin or that Olin considers immaterial could affect the accuracy of our forward‐looking statements. The reader is cautioned not to rely unduly on these Forward‐Looking  statements. Non‐GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation includes certain non‐GAAP financial measures including EBITDA, and Adjusted EBITDA. These non‐GAAP measures are in  addition to, not a substitute for or superior to, measures for financial performance prepared in accordance with U.S. GAAP. Definitions of these measures and reconciliation of GAAP to  non‐GAAP measures are provided in the appendix to this presentation. 3

The Olin Advantage John E. Fischer  Chairman, President and CEO

Senior management team committed to delivering significant  growth and value creation Today’s Speakers Damian Gumpel John E. Fischer James A. Varilek Valerie Peters John L. McIntosh Brett A. Flaugher Teresa M. Vermillion Chairman, President &  Vice President, Global  Executive Vice President &  Vice President,  Executive Vice President,  Vice President &  Vice President & Chief Executive Officer Caustic, KOH & Vinyls President, Chlor Alkali  Human Resources Chemicals, Synergies &  President, Winchester Treasurer Products and Vinyls & Services Systems  Pat D. Dawson John M. Sampson Todd A. Slater  Eric A. Blanchard Harry G. Thomas R. Nichole Sumner Executive Vice President  Senior Vice President,  Vice President & Vice President,  Vice President, Strategy &  Vice President &  & President, Epoxy &  Business Operations Chief Financial Officer General Counsel &  Growth, Global  Controller  International Secretary  Chlorinated Organics 5

Successful 2018 driven by solid performance across chemical  businesses 2018 Adjusted EBITDA*  2018 Free Cash Flow*  (in millions) (in millions)  $1,265 $587 2018 2018 6 *Refer to GAAP to non‐GAAP reconciliations

Structural changes in chlor alkali leading to value creation  opportunities Structural changes in   Strong industry position and  chlor alkali sector  leading cost advantage  driving growth  expected to yield significant  opportunities EBITDA growth over next  several years 7

Chlor Alkali/Vinyls Industry and Investment Outlook John Mulholland Vice President, Strategy Consulting Oil Markets, Midstream, Downstream & Chemicals February 12, 2019 © 2019 IHS Markit. All Rights Reserved.

Olin | Project Franklin | Final Report – Part I | December 2018 Disclaimer This written material (“Material”) was produced by IHS Global Inc. and/or subsidiaries and affiliates of IHS Markit (collectively referred to as “IHS”). The Material contains information and analysis of IHS (“IHS Information”), and is based on information collected within the public domain, from Company and its stakeholders and on assessments by IHS. IHS conducted its analysis and prepared this Material utilizing reasonable care and skill in applying methods of analysis consistent with normal industry practice. All results are based on information available at the time of review. Other information, including government sources, trade associationsor marketplace participants, may have provided some of the information on which the analyses or data is based. IHS may have utilized such information without verification and accepts no liability for errors or inaccuracies. Changes in factors upon which the analysis is based could affect the results. Forecasts are inherently uncertain because of events or combinations of events that cannot reasonably be foreseen including the actions of government, individuals, third parties and marketplace participants. IHS shall not be liable for any claims whatsoever, whether caused by negligence, errors, omissions, strict liability, or contribution. NO IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE SHALL APPLY. IHS MAKES NO GUARANTY OR WARRANTY AND ASSUMES NO LIABILITY AS TO USE. IHS Information is provided for the sole benefit of client and, unless otherwise approved in advance in writing by IHS, is non-transferrable, non-assignable, and is for internal use only. All intellectual property rights including copyrights in or to the IHS information are owned by, vest in, inure to, and shall remain with IHS. Any third party in possession of IHS Information or analyses i) may not incorporate IHS Information into a registration statement, securities related filing, prospectus, public or private debt issue documentation, any bond issue documentation or other offering document; ii) may not rely on the conclusions contained in the Material and iii) uses such IHS Information at its own risk. Possession of IHS Information does not carry with it the right of publication. The name of IHS, or any trade name, trademark, service mark, or symbol owned by IHS may not be used in advertising, publicity, or to represent, directly or indirectly, that any product has been approved or endorsed by IHS. 9 © 2019 IHS Markit. All Rights Reserved.

Chlor Alkali/Vinyls Industry Outlook 10 © 2019 IHS MarkitTM. All Rights Reserved.

Chlorine demand is forecast to increase by 21 million metric tons between 2018 and 2030. World: Chlorine Supply & Demand Global Chlorine Supply & Demand 150.0 Forecast ∆ Demand = 21 Million MT AAGR% = 3.1 AAGR% = 2.8 AAGR% = 2.0 Million Metric Tons Metric Million 0.0 98 00 02 04 06 08 10 12 14 16 18 20 22 24 26 28 30 Demand Nameplate Capacity Source: IHS Markit © 2018 IHS Markit 11 © 2019 IHS Markit. All Rights Reserved.

Vinyls will drive approximately half the growth of global chlorine demand through 2030. 2017 Global Chlorine Demand: 74 Million Metric Tons Global Chlorine Demand Inorganics Polycarbonates Inorganics Polycarbonates Epichlorohydrin Pulp & Pulp & Epichlorohydrin TDI Paper TDI Paper MDI Chlorinated 25 Intermediates 35 Chlorinated Vinyls Vinyls Intermediates Million Propylene Oxide Million MT MT Water Water Treatment Treatment Propylene MDI Oxide Others Others Source: IHS Markit 2017 2030 © 2018 IHS Markit 12 © 2019 IHS Markit. All Rights Reserved.

Global caustic soda demand is forecast to grow 23 million dry metric tons from 2018 to 2030. World: Caustic Soda Supply & Demand Global Caustic Soda Supply & Demand 150.0 Forecast ∆Demand = 23 Million DMT AAGR% = 3.2 AAGR% = 2.8 AAGR% = 2.0 Million Dry MetricTons 0.0 98 00 02 04 06 08 10 12 14 16 18 20 22 24 26 28 30 Demand Nameplate Capacity Source: IHS Markit © 2018 IHS Markit 13 © 2019 IHS Markit. All Rights Reserved.

Caustic soda consumption is closely tied to industrial activity and has a consistent demand profile through 2030. Alumina growth will lead consumption with an additional 7 million DMT/yr. by 2030. 2017 Global Caustic Soda Demand: 77 Million Dry Metric TonsGlobal Caustic2030 Demand Global Caustic Soda Demand: 100 Million Dry Metric Tons Pulp & Te xt i l e Paper Organic Te xt i l e Chemicals Organic Soaps & Pulp & Chemicals Detergents Paper Propylene Oxide Inorganic Soaps & Chemicals Detergents Water Treatment Inorganic Water Treatment Chemicals Epichlorohydrin Propylene Oxide Epichlorohydrin Alumina Alumina Others Others Source: IHS Markit 2017 2030 © 2018 IHS Markit 14 © 2019 IHS Markit. All Rights Reserved.

PVC demand is forecast to increase by 21 million metric tons between 2018 and 2030. World: PVC Supply & Demand Global PVC Supply & Demand 100.0 Forecast ∆ Demand = 21 Million MT AAGR% = 4.2 AAGR% = 2.4 AAGR% = 3.1 Million Metric Tons 0.0 98 00 02 04 06 08 10 12 14 16 18 20 22 24 26 28 30 Demand Nameplate Capacity Source: IHS Markit © 2018 IHS Markit 15 © 2019 IHS Markit. All Rights Reserved.

Chlorine demand growth has exceeded capacity growth since 2013 and will accelerate through 2030 if additional capacity is not added. Incremental Chlorine Supply andChlorine Demand Supply & Demand Growth 25 + 1 + 13 - 17 -6 Million Metric Tons 0 1998-1998 - 2007 2008-2008 – 2012 2013-2013 - 2017 2018-2018 - 2030 2007 2012 2017 2030 Source: IHS Markit Capacity Growth Demand Growth © 2018 IHS Markit 16 © 2019 IHS Markit. All Rights Reserved.

Global operating rates have improved since 2012 and are projected to reach sold out conditions by 2023. GlobalGlobal Chlo Chlor-Alkalir-Alkali OOperatingperatin Rateg Rates 110% Sold out Operating Rate 50% 98 00 02 04 06 08 10 12 14 16 18 20 22 24 26 28 30 Source: IHS Markit © 2018 IHS Markit 17 © 2019 IHS Markit. All Rights Reserved.

Summary of Industry Outlook • Chlorine demand is forecast to increase by 21 million metric tons between 2018 and 2030, with approximately half the growth from vinyls. • Caustic demand is forecast to increase by 23 million metric tons between 2018 and 2030. • PVC demand is expected to increase by 21 million metric tons between 2018 and 2030. • Chlorine demand growth has exceeded capacity growth since 2013 and will accelerate through 2030 if additional capacity is not added. • Global operating rates have improved since 2012 and are projected to reach to reach sold out conditions by 2023. The outlook for chlorine, caustic and PVC is improving and will require investment. 18 © 2019 IHS Markit. All Rights Reserved.

Chlor Alkali/Vinyls Investment Outlook 19 © 2019 IHS MarkitTM. All Rights Reserved.

A world-scale CA-PVC integrated facility built in NAM would produce 1 million MT of PVC per year, take 4-5 years to build, and require $5-6 B of capital. Ethane Cracker Ethylene Water Salt Brine Well Chlorine PVC Chlor-Alkali Vinyls Natural Gas Electricity 1 Million MT Cogeneration Caustic Soda $ 5,000 - $6,000 / Metric Ton of PVC, 4-5 years to build Total Investment: $5-$6B (NAM Basis) Source: IHS Markit 20 © 2019 IHS Markit. All Rights Reserved.

2030 PVC demand growth requires 21 integrated world scale plants, which will also satisfy approximately half of the forecast caustic demand growth. 2018-2030 PVC Required World Scale Capital Required per World Total Required Expenditure Demand Growth (MT) Plants1 Scale Plant ($US B)1 ($US B) 21 million 21 $5 - $6 $105-126 Demand (Million MT) 2 Chlorine Caustic PVC 2018-2030 Demand 21 23 21 Growth Addressed by Required CA-PVC 10.5 11.5 21 World Scale Plants Addressed by Additional 10.5 11.5 0 Investments 1. Assumes facility built in USGC 2. Does not include demand for non-PVC chlorine derivatives 21 © 2019 IHS Markit. All Rights Reserved.

From a capital cost perspective, China is the most attractive location followed by North America and the Middle East. Relative Capital Cost by Region (NAM=100%) WEP SAM MDE NAM China 0% 50% 100% 150% Region Project Configuration and Cost Differences NAM, MDE Ethane-based cracker, brine well China, WEP, SAM Naphtha-based cracker, purchased salt All Regions Equipment and materials, labor (e.g., skilled labor, project management, engineering), and other (e.g., exchange rates, tariffs, Source: IHS Markit freight and taxes) 22 © 2019 IHS Markit. All Rights Reserved.

From a cash cost perspective, the Middle East and North America are the most attractive locations because of low cost feedstock and fuel. Regional ECU Cash Costs (2018) Regional PVC Cash Costs (2018) 440MAX 900MAX China NAM Differential = $165/MT China NAM Differential = $233/MT $/US MT $/US MT 00 0 NAM MDE SAM China WEP MDE NAM China WEP SAM Source: IHS Markit Source: IHS Markit 23 © 2019 IHS Markit. All Rights Reserved.

Using a basis of $500/MT caustic and $800/MT PVC, the internal rate of return for a world scale facility is less than 10%. To achieve more attractive returns, product prices must increase. Product Pricing Impact on Project Returns 2000 IRR7.6% % 1500 10% 1000 15% 500 Basis: 20% Caustic = $500 PVC Price $ US/MT PVC = $800 0 0 500 1000 1500 2000 2500 3000 Source: IHS Markit Caustic Soda Price $US/MT © 2018 IHS Markit 24 © 2019 IHS Markit. All Rights Reserved.

Summary of Investment Outlook • The outlook for chlorine, caustic and PVC is improving and will require investment. • A world-scale CA-PVC integrated facility built in NAM would produce 1 million MT of PVC per year, take 4-5 years to build, and require $5-6 billion of capital. • 2030 PVC demand growth requires 21 integrated world scale plants which will also satisfy approximately half of the forecast caustic demand growth. • From a capital cost perspective, China is the most attractive location followed by North America and the Middle East. • From a cash cost perspective, the Middle East and North America are the most attractive locations because of low cost feedstock and fuel. • Using a basis of $500/MT caustic and $800/MT PVC, the internal rate of return for a world scale facility is less than 10%. To achieve more attractive returns, product prices must increase. While the demand growth outlook is healthy, current prices do not justify investment in world scale PVC facilities. 25 © 2019 IHS Markit. All Rights Reserved.

Structural Changes in Chlor Alkali Driving Value  Creation Opportunities John E. Fischer  Chairman, President and CEO

Structural changes in chlor alkali leading to value creation from  long‐term growth opportunities Structural changes in chlor  Minimal global capacity  Large proportion of production  alkali sector provides  additions and  by large, integrated producers  growth opportunities on  announcements to meet  after major industry  both sides of ECU (chlorine  growing demand consolidation and caustic soda) Energy and ethylene cost  Increased caustic soda and chlorine  Current industry economics do not  advantage for U.S. Gulf Coast  derivative exports  support significant near term  producers over global competitors from the U.S. Gulf Coast world‐scale chlor alkali capacity  investments Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 27

Growing leadership position driven by world‐scale assets,  advantaged cost position, and broad portfolio of chlorine  derivatives and outlets  28

# Olin™ Positioned to capture industry growth with the broadest chlorine derivative portfolio

**19 Chlorine Derivative Outlets**

**3**
- Merchant
- Hydrochloride
- Bleach

**5** — Vinyl
- Ethylene Dichloride
- Vinyl Chloride Monomer
- Merchant
- Hydrochloride
- Bleach

**8** — Epoxy
- Allyl Chloride
- Epichlorohydrin
- Liquid Epoxy Resin
- Merchant
- Hydrochloride
- Bleach
- Ethylene Dichloride
- Vinyl Chloride Monomer

**15** — Chlorinated Organics
- Vinylidene Chloride
- Perchloroethylene
- Trichloroethylene
- M1 – Methyl chloride
- M2 – Methylene chloride
- M3 – Chloroform
- Carbon Tetrachloride
- Merchant
- Hydrochloride
- Bleach
- Ethylene Dichloride
- Vinyl Chloride Monomer
- Allyl Chloride
- Epichlorohydrin
- Liquid Epoxy Resin

**19**
- MDI
- Propylene Oxide
- Propylene Glycol
- Ag
- Merchant
- Hydrochloride
- Bleach
- Ethylene Dichloride
- Vinyl Chloride Monomer
- Allyl Chloride
- Epichlorohydrin
- Liquid Epoxy Resin
- Vinylidene Chloride
- Perchloroethylene
- Trichloroethylene
- M1 – Methyl chloride
- M2 – Methylene chloride
- M3 – Chloroform
- Carbon Tetrachloride

**2015** → **Today**

29

Opportunities to benefit from price and volume growth  Earnings Expansion HCl +  Merchant  Chlorinated  Caustic  EDC Epoxy Bleach Chlorine Organics Soda 30

Expect robust earnings expansion driven by industry leading  position, advantaged cost structure and structural changes $2,000 Adjusted EBITDA Volume growth (in millions) Higher pricing $1,750 Margin expansion $1,500 $1,250 $1,265 $1,000 $945 $838 $750 $500 2016 2017 2018 2019 Near‐Term Target Long‐Term Target Industry Position Cost Advantage Structural Changes 31 *Refer to GAAP to non‐GAAP reconciliations

Chlor Alkali Products and Vinyls Positioned to  Benefit from Structural Changes James A. Varilek  Executive Vice President and President,  Chlor Alkali Products and Vinyls and Services

Un‐matched global chlor alkali portfolio to benefit from healthy  demand growth forecasted on both sides of ECU Largest, low cost global chlor alkali producer: Broadest portfolio of chlorine  • #1 chlor alkali producer derivatives with 19 outlets • #1 merchant EDC supplier • #1 chlorinated organics position • #1 epoxy position • #1 North American bleach producer • #1 merchant chlorine supplier  Seven North American facilities  Well‐positioned for chlorine  • 4 regional plants derivative and caustic soda growth • 3 world‐scale plants located  along U.S. Gulf Coast Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 33

Active and effective management of chlorine and caustic soda – products with different supply and demand dynamics Caustic  Brine Electrolysis Chlorine Hydrogen Soda 1.1 tons  Caustic Soda  (Sodium Hydroxide) Electro‐Chemical Unit (ECU) 1.0 tons  Chlorine 0.03 tons  Hydrogen Gas 34

Significant size, scale and industry leading cost structure provide  leverage to increasingly attractive chlor alkali market dynamics Global Chlor Alkali Capacity IHS Estimated Chlor Alkali Cost Structure (in thousand metric tons) (ECU cash costs $/ton) 6,000 $400 5,000 $350 4,000 $300 3,000 $250 2,000 $200 1,000 $150 0 $100 Oxy Olin TOP 10 CAPACITY PEERS Etsu TOP 10 COST STRUCTUREDow  PEERS Yuan ‐ Olin Ineos Akzo Natnl   Nobel   Corp   Formosa Westlake Shin Tain   Salt Mexichem China Sources: Tecnon OrbiChem, Olin Estimates Source:  IHS Markit 35 Shanghai

# Strong platform with wide array of chlorine outlets well-positioned to capture future growth from chlorine envelope

## Olin Chlorine

### Value Add Chlorine Outlets

**Chlorinated Organics (6% - 8%)**
- Vinylidene Chloride
- Perchloroethylene
- Trichloroethylene
- M1 – Methyl chloride
- M2 – Methylene chloride
- M3 – Chloroform
- Carbon Tetrachloride

**HCl + Bleach (7% - 9%)**

**Epoxy (9% - 11%)**
- Allyl Chloride
- Epichlorohydrin
- Liquid Epoxy Resin

**Vinyls (20% - 23%)**
- Ethylene Dichloride
- Vinyl Chloride Monomer

**Dow (30% - 35%)**
- MDI
- Propylene Oxide
- Propylene Glycol
- Agriculture

### Merchant Chlorine (20% - 23%)
- TiO2
- Bromine
- Agriculture
- MDI
- TDI

- Highly focused on unlocking additional value of each derivative and higher return opportunities
- Unique combination of global and regional plants with leading world-scale footprint on the U.S. Gulf Coast

36

Merchant chlorine expected to tighten as chlorine continues shift  to integrated derivatives, leading to higher value for chlorine North America Merchant Railcar Chlorine Supply and Demand (in thousand tons) 2,500 • North American merchant chlorine  supply and demand expected to be  in balance by 2020 2,250 • Improved supply and demand  dynamics expected to lead to uplift  of chlorine value 2,000 • Olin has flexibility to derivatize  chlorine to achieve highest value 1,750 2018 2019E 2020E  Demand Supply 37 Source: Olin estimates

Largest HCl producer in North America positioned to  capitalize on growth opportunities 2018 Merchant HCl Industry Demand Olin HCl Volume (as a percentage of 1.8MM tons) (sales volume DST) 250,000 ~9% CAGR Food Others 200,000 19% 15% Steel 150,000 13% Oil & Gas 100,000 24% CaCl2 50,000 13% Brine 0 16% • Oil, natural gas and steel are key drivers of demand growth  • Olin has strategically located assets with facilities in close proximity to demand centers  • Demand is driving increased HCl value • Olin is adding ~70KT of low‐cost capacity to capture growth over the next 1 –2 years 38 Source: Olin estimates

Largest and lowest cost producer of bleach in North America  with long‐term growth opportunities  Olin Bleach Sales  (in short tons)  • Ongoing water treatment shift to   350,000 bleach • Bleach commands a price   300,000 premium to the ECU  ~11% CAGR  250,000 • Non‐integrated bleach producers  shifting to buy vs. make  200,000 • Olin capacity is 2.5x greater than  nearest competitor  150,000 • Olin plants provide strategic  geographic coverage  100,000 • Adding ~60KT at geographically   50,000 advantaged locations over the  next 1 –2 years    ‐ 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2020E – 2021E 39 Source: Olin estimates

# Uniquely positioned to capture **EDC** demand growth

## Global EDC Industry Production
*(in thousand tons)*



Merchant 6%
Dedicated Capacity 94%

- Vast majority of EDC volume is dedicated, used by integrated producers to make PVC

## Merchant EDC Supply and Demand
*(in thousand tons)*



6,000
5,000
4,000
3,000
2,000
1,000
-
+ 2mmt
of new EDC merchant demand potential
Supply
Demand
2018
Supply
Demand
2022E-2024E

- Global supply is projected to decline by ~500KT as swing suppliers expand their own PVC capacity
- Extensive demand growth from non-integrated PVC producers

- Olin is the largest global supplier of EDC
- New PVC plants contemplated in Asia are non-integrated
- Estimated new merchant requirements are roughly 2 million tons
- Olin has low cost U.S. Gulf Coast assets integrated to chlorine and ethylene
- Debottlenecking growth opportunities available

40 *Source: Olin estimates*

Growth of next generation refrigerants driving significant  opportunity for chlorinated organics  HydroFluoro‐Olefin (HFO) Feedstock  • Solvents and refrigerants are the major  versus Feedstock Supply outlets for chlorinated organics (in thousand tons) • Solvents demand is regional and stable   500  450 • Refrigerants demand is global and   400 evolving with significant growth  potential  350  300 – New generation of refrigerants  projected to grow rapidly  250  200 – Next generation refrigerants require  carbon tetrachloride  150 • Olin has the largest capacity for carbon   100 tetrachloride in the world  50  ‐ • Olin is the only producer with assets  on two continents (North America and  2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Europe) Total HFO Demand Feedstock Required 41 Source: Olin estimates

Long‐term contracts with largest customer Dow continue to  deliver value to Olin Vinyl Chloride Monomer (VCM) • Olin produces VCM for Dow pipeline customer  • Current Ethylene toll agreement through 2020 • Olin will have a direct, long‐term contract with  VCM • pipeline customer starting in 2021 • Chlorine / Caustic • Expected incremental annual EBITDA of $50 million – $75 million Approximately  Long‐term  Maintains baseload  1.5 MMT/year contracts  Cost‐plus based and integration value  of both chlorine and  through 2025 for Olin caustic soda  42

Global leader in chlor alkali and well‐positioned for growth Debottlenecking expansion  Chlorine‐derivative growth  opportunities available to augment  opportunities chlorine capacity by ~20% • Low‐cost incremental growth across  • Bleach multiple locations • HCl • Targeted to meet increased chlorine  derivatives demand • GCO • ~200K tons of expansions expected  • Ethylene dichloride (EDC) online in the next 1 –2 years • Epoxies 43

Un‐matched global chlor alkali portfolio to benefit from healthy  demand growth forecasted on both sides of ECU Structural changes  Olin has leadership  Olin’s chlor alkali platform  underway, driving  positions in each  is well‐positioned for  growth opportunities  chlorine derivative  growth in the near,  on both sides of the  and caustic soda  intermediate and ECU for Olin long term 44

Poised to Capture Value from Growth in  Caustic Soda Demand Damian Gumpel Vice President  Global Caustic, KOH & Vinyls

Well‐positioned to profitably grow with structural changes Global supply and demand expected  Security of supply commands a premium  to tighten through 2030 as caustic demand grows ahead of supply Largest direct caustic soda supplier  Poised to expand caustic margins  to growing Americas market with  from both supply and demand  most extensive and growing supply  fundamentals and Olin capabilities  network to best serve customers Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 46

Olin™

# Caustic soda has diverse base and healthy outlook

2018 World Caustic Soda Demand
*(as a percentage of total 80MM tons)*



Pulp & Paper ~12%
Alumina ~20%
All other end uses ~68%



11
Na
SODIUM
22.990
8
O
OXYGEN
15.999
1
H
HYDROGEN
1.008

**Raw Materials**

- Sodium lauryl sulfate (soap)
- Sodium cyanide (mining, nylon)
- Super absorbent polymers (diapers)
- Sodium hydrosulfide (pulp, mining)
- Sodium benzoate (food)
- Monosodium glutamate (food)
- Epoxy resins (adhesives)

**Processing Aid**

- Alumina (infrastructure, construction, consumables)
- Pulp and paper (packaging, paper, print)
- Polycarbonate (electronics)
- Textiles (clothing)

**Caustic soda is consumed to make a wide variety of end-uses but is not the primary input**

47
*Source: IHS Markit*

Global supply and demand expected to tighten through 2030 Global Caustic Soda Demand (in dry metric tons) • Steady demand growth tied to consumables,  23MM to 30MM population, and disposable income of caustic demand potential – e.g.: Transportation, food packaging,  shipping boxes, soap, textiles, baby diapers  • Demand growth as high as 30MM dry metric  tons using 20‐year historical growth rate vs. 2% • Higher caustic soda demand growth vs. chlorine  will drive caustic soda prices to incentivize new  supply 2018 2030E Security of supply will become a key priority as caustic soda demand exceeds current capacity 48 Source: IHS Markit

Caustic soda leader with opportunities to grow customer direct  business Olin Merchant Caustic Sales by Region (as a percentage of sales)  Rest of  World • Largest global membrane grade producer • Largest direct supply network in North America  Latin  • Largest in‐region supply network in Latin  America America • U.S. Gulf Coast membrane and diaphragm export  North America capabilities to the rest of the world 49

Essential caustic soda supplier to North America with the largest  supply network • Largest production and terminal  system of any North American  producer • Strategic supplier to key regions and  segments: — Pulp and paper across  Southeast — Chemical and general  manufacturing in Midwest  Production Site and Mid‐Atlantic Caustic Terminal — Eastern Canada 50

# Olin™

## Strategically positioned to capitalize on Latin American demand growth by directly serving growing regional consumers

- 2018 caustic soda demand ~4MM dry metric tons; 2MM dry metric tons imported (~95% from U.S. Gulf Coast)[1]
- Imports expected to grow to 3.5MM dry metric tons/year by 2030 to meet new demand[1]
- Membrane forecasted for ~200-300k dry metric tons of new demand[2]
- Membrane demand growth in pulp and paper and home and personal care is primarily inland and truck-based
- Olin has strong and growing terminal system designed to directly serve growing truck-based segment
- Focused on growing with market and commanding premium pricing as a direct and strategic supplier



Truck based market
Truck based market
Olin distribution facility

51

*[1]IHS Markit estimates, [2]Olin estimates*

Well‐positioned to profitably grow with structural changes Global supply and demand expected  Security of supply commands a premium  to tighten through 2030 as caustic demand grows ahead of supply Largest direct caustic soda supplier  Poised to expand caustic margins  to growing Americas market with  from both supply and demand  most extensive and growing supply  fundamentals and Olin capabilities  network to best serve customers Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 52

Break

Leading Epoxy Platform  Extending the Chlorine Envelope Pat D. Dawson Executive Vice President and President  Epoxy and International

Leading Epoxy position enhancing the chlorine portfolio Epoxy is a critical component  Poised to capitalize on  Largest, most integrated  of chlorine envelope,  improving global supply and  low‐cost producer with  consuming 10% of total Olin demand fundamentals  global reach chlorine produced Significant caustic soda  Increased emphasis  Well‐positioned to add low‐ liberator  on “selling up” to  cost capacity across the  improve margin  epoxy value chain capture Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 55

# Two fully integrated, unique and cost advantaged epoxy value chains



Feedstocks
Allylics
Aromatics
LER
UPSTREAM
MIDSTREAM
Caustic
Chlorine
Allyl Chloride
Epichlorohydrin
Liquid Epoxy Resin
Propylene
Cumene Phenol Acetone
BisPhenol A
Benzene
Utilities Infrastructure Costs

- High barriers to entry:
  - Complex chemistry
  - Complex integration
  - High investment costs
- Greenfield investment to build a fully-integrated world-scale LER asset is ~$1.5 billion
- Replicating Olin's unique epoxy value chain would require a ~$3.0 billion to ~$4.5 billion investment

56

Leading low cost producer of epoxy Stade, Germany Only EPI producer  Lowest cost structure  in North America in Europe Freeport, TX • Olin has low capital cost opportunities to expand • Freeport, Texas site is the lowest cost producer of EPI and LER in North America and globally • Stade, Germany site is the lowest cost producer of EPI and LER in Europe  57 Source: Roland Berger

Assets strategically aligned for global reach • R&D Labs • Regional  58 Offices

Chlorine plays a key role and provides opportunities to drive  increasing returns as it moves further down the value chain UPSTREAM MIDSTREAM DOWNSTREAM Allyl Liquid  Epichlorohydrin Hardeners  Chlorine Chloride Epoxy Resin Epoxy Dispersions  Blends  Solid  Brominated  Epoxy Resin Epoxy Novolacs Diluents Key  Coatings Electrical Laminates Water  Epoxy Resins Wind Water  Civil  Coatings Applications Treatment Engineering Formulated  Treatment Composites Products Sell Out –Improve Margins Sell Up – Realize Higher Returns 59

Epoxy has many end uses in growing sectors and no substitute  in many critical applications Corrosion Protection Coatings Composites • Marine/Protective • Wind • Powder • Aerospace • Automotive • Industrial Electrical Insulation • Metal Coatings • Transportation • Packaging • Recreational Lightweight Strength Electronics Civil Engineering • Printed Circuit Boards • Airports • Encapsulation  • Bridge & Road • Potting Compounds • Flooring & Grouting Chemical Resistance • Manufacturing • Port Infrastructure • Railway  • Water (waste & potable) 60

Downstream portfolio is expected to grow significantly Electrical Laminates Wind Formulated Products • Downstream has the highest margins and highest growth rates • Emphasis on high growth products and applications • Projected to grow at 7% CAGR1 1 61 Olin estimates

Global capabilities provide opportunities for growth  Global Epoxy Resin Consumption (in thousand tons)  4% CAGR 3,316 Olin Participation: 3,000 2,838 • North American assets are leveraged for  2,500 growth  • European asset has advantaged cost  2,000 position along with flexibility and scale to  sell globally  1,500 • Europe growth focused on midstream and  1,000 downstream businesses • Asia key for downstream growth,  500 particularly wind and laminates 0 2017 2021E North America EMEAI LAA Asia (Excl. China) China 62 Source: IHS

EPI and LER supply and demand projected to be tight by 2021  (excluding China) Global EPI Supply and Demand (excluding China) Global LER Supply and Demand (excluding China) 100% 1,800 96%  1,350 95%  1,600  1,200 92% 90% 94%  1,050  1,400 80% 92%  900  1,200 rate 70% 90%    750  1,000 (thousands)    600 60%  800 88% Operating Tons  450  600 50% 86%  300  400 40% 84%  150  200  ‐ 30%  ‐ 82% 2015 2016 2017 2018 2023E 2015 2016 2017 2018 2019 2023 Installed Capacity Demand Op. Rate Installed Capacity AreaDemand Demand Op. Rate • Current operating rates (excluding China) leave limited room for supply growth • High‐cost EPI and BPA act as deterrent to capacity additions for non‐integrated producers • Near term, Olin has ability to grow EPI and LER capacity through low cost debottlenecking • Longer‐term, Olin has optionality for brownfield investment in EPI and LER capacity 63 Source: Roland Berger

Expect continued improvement in Epoxy segment earnings over  the longer term as industry fundamentals continue to strengthen Adjusted EBITDA* (in millions) $400 $350 $300 $250 $200 $155 $150 $106 $100 $82 $83 $50 $5 $0 2014 2015 2016 2017 2018 Near‐term Long‐term 64 *Refer to GAAP to non‐GAAP reconciliations

Leading Epoxy position enhancing the chlorine portfolio Epoxy is a critical component  Poised to capitalize on  Largest, most integrated  of chlorine envelope,  improving global supply and  low‐cost producer with  consuming 10% of total Olin demand fundamentals  global reach chlorine produced Significant caustic soda  Increased emphasis  Well‐positioned to add low‐ liberator  on “selling up” to  cost capacity across the  improve margin  epoxy value chain capture Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 65

Business Operations Drive  Reliability and Growth John M. Sampson Senior Vice President  Business Operations

Business operations drive reliability and growth Focus on maintaining industry‐ Targeted approach to reliability leading cost position Leverage broad chlorine envelope  Positioned to increase chlorine  and invest prudently in assets and  and chlorine derivative capacity  high return growth projects  within the existing operating  portfolio as demand strengthens  Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 67

Clear and defined funding priorities to drive value preservation  and value generation STRATEGIC CATEGORY FUNDING FOCUS • Improve and secure basic operations: – Brine supply Building Blocks – Electrolysis cells   – Energy (power supply, rectifiers, major turbine overhauls) • Safely and reliably operate existing assets: VALUE – Replacement of equipment, piping systems Maintenance & Reliability PRESERVATION – Reliability improvements projects – Capital associated with turnarounds – Enhance cost position   • Expand existing production capabilities Growth – Adding cost advantaged increments VALUE – Potential brownfield expansion as demand warrants GENERATION 68

Long‐term capital spending plan increasingly focused on growth  opportunities within existing asset base, while maintaining high  levels of asset reliability Chemical Spending Plan  (in millions) $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 Average 2016 ‐ 2018 2019 2020 Post‐2020 Building Blocks Maintenance & Reliability IT Integration Value Generation 69

Investments in power and ethylene enhance low‐cost position Investments in Power and Ethylene • Ethylene investments (in millions) – 20‐year agreements $500 – Ethane cost‐based arrangements $400 – Savings of ~$180 million in first  three years vs. market‐based  $300 ethylene $200 • Low‐cost power investments $100 – 20‐year agreements – Freeport, Texas and Plaquemine,  $0 Louisiana facilities 2015 2016 2017 2020E Ethylene Power 70

Low‐cost growth available to capitalize on structural change HCl Chlorine/Caustic Near term: 1 –2 years 20‐25% in process Bleach 20‐25% Intermediate: 3 –4 years  available as needed Across Olin’s  Chlorine Envelope 50% Longer term: 4 –5 years market dependent 100% of growth targeted 1MM+ tons available across Olin locations  to meet integrated chlorine derivative demand 71

Business operations drive reliability and growth Focus on maintaining industry‐ Targeted approach to reliability leading cost position Leverage broad chlorine envelope  Positioned to increase chlorine  and invest prudently in assets and  and chlorine derivative capacity  high return growth projects  within the existing operating  portfolio as demand strengthens  Key findings validated by Chlor Alkali industry expert and consultant –IHS Markit 72

Solid Foundation and  Improving Financial Outlook Todd A. Slater Vice President and Chief Financial Officer

Solid foundation and improving financial outlook Significant financial improvement  Strong outlook for long‐term  over the past three years  earnings expansion  Expected increase in levels of  Balanced and disciplined  cash flow going forward  approach to capital allocation • Strategically invest in our  businesses Key findings validated by Chlor Alkali industry•  Deleverageexpert and the  balanceconsultant sheet  –IHS Markit • Return cash to shareholders 74

Financial results have improved significantly over last three  years Revenue Adjusted EBITDA  $1,265 Free Cash Flow  (in millions) $6,946 (in millions) (in millions)  $587 $6,268 $5,551 $945 $838 $376 $383 2016 2017 2018 2016 2017 2018 2016 2017 2018 +25% +50% +56% 75 Refer to GAAP to non‐GAAP reconciliations

Prudent and consistent approach to capital allocation • Capital investment Capital Allocation 2018 (in millions)  – Sustain and enhance businesses Share Repurchases $50 million – Long‐term cost‐based ethylene supply contracts – Organic growth projects Dividends $134 million • Optimizing balance sheet – Commitment to conservative financial policies Capital  Spending – Manageable towers of debt with staggered maturities $385 million – Focus on operating with investment grade metrics – Major refinancing opportunity in 2020 • Return cash to shareholders Debt  – Over 92 years of uninterrupted quarterly dividends  Repayments $376 million – Opportunistic share repurchase program  76

Balance sheet optimization underway  Net Debt (in millions)  $3,433 • Refinancing in 2017 and 2018 lowered debt  towers and extended maturities to 2030 $3,052 • Repaid $440 million of debt since the  acquisition $2,800 – $2,750 • Expecting to prepay $250 million to $300  million of debt in 2019 • Focus on operating with investment grade  metrics 2016 2018 2019E 4.1x 2.4x 2.2x 77 Net Debt to EBITDA Ratio

Significant interest expense savings expected through  refinancing acquisition‐related bonds Total Annual Interest Expense (in millions)  • Expect to call $1.2 billion of 10.00% and  Potential $50 million  $243 – $70 million decline1 9.75% bonds issued for Dow debt  exchange in October 2020 • Interest expense should decline by $50  million – $70 million1 annually beginning  in 2021 • With lower targeted aggregate debt levels  and improving debt metrics, reduction  could be greater still  2018 2021E 78 1based on current interest rates

Free cash flow yield 150 basis points better than the broader  chemical sector Free Cash Flow Yield 9.0% 8.0% 7.7% 7.0% 6.1% 5.9% 5.9% 6.0% 5.0% 4.2% 4.5% 4.0% 3.0% 2.0% 1.0% 0.0% 2016 2017 As of 9/30/18 Olin Peer Average Source: FactSet 79 Peers include IPHS, RYAM, KRA, ASIX, TROX, FOE, KRO, IOSP, CMP, OEC, SCL, GCP, MTX, FUL, POL, KWR, CBT, UNVR, PAH, NGVT, VVV, MEOH, GRA, ASH, HUN, CC, AXTA

Focused on improving adjusted EBITDA generation $2,000 Adjusted EBITDA Volume growth (in millions) Higher pricing $1,750 Margin expansion $1,500 $1,250 $1,265 $1,000 $945 $838 $750 $500 2016 2017 2018 2019 Near‐Term Target Long‐Term Target Industry Position Cost Advantage Structural Changes 80 *Refer to GAAP to non‐GAAP reconciliations

Path to $2 billion and beyond Adjusted EBITDA (in millions) ~$2 billion $2.5 billion+ $3,000 $2,500 ~$120 $2,000 ~$100 ~$75 ~$150 ~$225 $1,500 ~$75 $1,265 $1,000 $500 $0 2018/2019 VCM Caustic Soda Epoxy Volume Operating In Progress Additional 2B Chlorine and Caustic Soda ‐ Total EBITDA Recovery and Margin Rate Capacity Capacity Chlorine Structural Improvement Improvement Expansions Expansions Derivatives ‐ Pricing Structural Pricing 81 *Refer to GAAP to non‐GAAP reconciliations

Solid foundation and improving financial outlook Significant financial improvement  Strong outlook for long‐term  over the past three years  earnings expansion  Expected increase in levels of  Balanced and disciplined  cash flow going forward  approach to capital allocation • Strategically invest in our  businesses Key findings validated by Chlor Alkali industry•  Deleverageexpert and the  balanceconsultant sheet  –IHS Markit • Return cash to shareholders 82

Question & Answer Panel

Closing Remarks John E. Fischer Chairman, President and CEO

Value creation strategy well‐defined and underscored by  structural changes and clear operational and financial plans Adjusted EBITDA Grow industry‐leading positions  (in millions) in core business segments Volume growth $2,000 • Chlor Alkali  Higher pricing $1,750 • Caustic Soda • Epoxy Margin expansion $1,500 Capture expanding margin  $1,250 opportunities associated  $1,265 with structural changes  $1,000 in the chlor alkali sector $750 Leverage unparalleled  $500 2018 2019 Near‐Term Target Long‐Term Target chlorine envelope to  Industry Position generate strong and  Cost Advantage increasing levels of  Structural Changes free85  cash flow *Refer to GAAP to non‐GAAP reconciliations

Appendix

# Non-GAAP Financial Measures – Adjusted EBITDA [(a)]

**Olin's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income (loss) plus an add-back for depreciation and amortization, interest expense (income), income tax expense (benefit), other expense (income), restructuring charges, acquisition-related costs and certain other non-recurring items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as a supplemental financial measure to assess the financial performance without regard to financing methods, capital structures, taxes or historical cost basis. The use of non-GAAP financial measures is not intended to replace any measures of performance determined in accordance with GAAP and Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. Reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are omitted from this release because Olin is unable to provide such reconciliations without the use of unreasonable efforts. This inability results from the inherent difficulty in forecasting generally and quantifying certain projected amounts that are necessary for such reconciliations. In particular, sufficient information is not available to calculate certain adjustments required for such reconciliations, including interest expense (income), income tax expense (benefit), other expense (income), restructuring charges and acquisition-related costs. Because of our inability to calculate such adjustments, forward-looking net income guidance is also omitted from this release. We expect these adjustments to have a potentially significant impact on our future GAAP financial results.**

| | Years Ended December 31, | | |
|---|---|---|---|
| (In millions) | 2018 | 2017 | 2016 |
| Reconciliation of Net Income to Adjusted EBITDA: | | | |
| Net Income | $ 327.9 | $ 549.5 | $ (3.9) |
| Add Back: | | | |
| Interest Expense | 243.2 | 217.4 | 191.9 |
| Interest Income | (1.6) | (1.8) | (3.4) |
| Income Tax Provision (Benefit) (b) | 109.4 | (432.3) | (30.3) |
| Depreciation and Amortization | 601.4 | 558.9 | 533.5 |
| EBITDA | 1,280.3 | 891.7 | 687.8 |
| Add Back: | | | |
| Restructuring Charges (c) | 21.9 | 37.6 | 112.9 |
| Acquisition-related Costs (d) | 1.0 | 12.8 | 48.8 |
| Environmental Recoveries, Net (e) | (89.5) | - | - |
| Information Technology Integration Project (f) | 36.5 | 5.3 | - |
| Certain Non-recurring Items (g) | 15.2 | (3.3) | (11.0) |
| Adjusted EBITDA | $ 1,265.4 | $ 944.1 | $ 838.5 |

(a) Unaudited.

(b) Income tax provision (benefit) for the year ended December 31, 2017 reflects the tax benefit of $437.9 million from the Tax Cuts & Jobs Act.

(c) Restructuring charges for the years ended December 31, 2018, 2017 and 2016 were primarily associated with the 2016 closure of 433,000 tons of chlor alkali capacity across three separate Olin locations. Restructuring charges for the year ended December 31, 2018 also included costs associated with permanently closing the ammunition assembly operations at the Geelong, Australia facility.

(d) Acquisition-related costs for the years ended December 31, 2018, 2017 and 2016 were associated with our integration of the Acquired Business.

(e) Environmental recoveries, net for the year ended December 31, 2018 included insurance recoveries for environmental costs incurred and expensed in prior periods of $111.0 million. The recoveries are reduced by $21.5 million of legal costs incurred during the year ended December 31, 2018 associated with the environmental recovery actions.

(f) Information technology integration project charges for the years ended December 31, 2018 and 2017 were associated with the implementation of new enterprise resource planning, manufacturing, and engineering systems, and related infrastructure costs.

(g) Certain non-recurring items for the year ended December 31, 2018 included a $1.7 million loss on the sale of land, a $21.5 million non-cash impairment charge associated with our investment in non-consolidated affiliates and an $8.0 million insurance recovery associated with a second quarter 2017 business interruption at our Freeport, Texas vinyl chloride monomer facility. Certain non-recurring items for the year ended December 31, 2017 included a gain of $3.3 million on the sale of a former manufacturing facility. Certain non-recurring items for the year ended December 31, 2016 included an $11.0 million insurance recovery for property damage and business interruption related to a 2008 chlor alkali facility incident.

87

Non‐GAAP Financial Measures by Segment (a) (In millions) Year Ended December 31, 2018 Income (loss) Non-Recurring Depreciation and before Taxes Item (b) Amortization Adjusted EBITDA Chlor Alkali Products and Vinyls $ 637.1 $21.5$ 473.1 $ 1,131.7 Epoxy 52.8 - 102.4 155.2 Winchester 38.4 - 20.0 58.4 (In millions) Year Ended December 31, 2017 Income (loss) Non-Recurring Depreciation and before Taxes Item Amortization Adjusted EBITDA Chlor Alkali Products and Vinyls $ 405.8 - $ 432.2 $ 838.0 Epoxy (11.8) - 94.3 82.5 Winchester 72.4 - 19.5 91.9 (In millions) Year Ended December 31, 2016 Income (loss) Non-Recurring Depreciation and before Taxes Item Amortization Adjusted EBITDA Chlor Alkali Products and Vinyls $ 224.9 - $ 418.1 $ 643.0 Epoxy 15.4 - 90.0 105.4 Winchester 120.9 - 18.5 139.4 (a) unaudited (b) Certain non-recurring items for the year ended December 31, 2018 included a $21.5 million pretax non-cash impairment charge associated with our investments in non-consolidated affiliates. Earnings (losses) of non-consolidated affiliates are included in the Chlor Alkali Products and Vinyls segment results consistent with management’s monitoring of the operating segments. 88

# Non-GAAP Financial Measures – Free Cash Flow [(a)]

**Olin's definition of Free Cash Flow is the total of net cash provided or required by operating activities less capital expenditures and adjusted for other non-cash items, operating activities which are not direct financing activities, or other cash timing adjustments. Free Cash Flow does not represent the residual cash flow available for discretionary expenditures. Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as a supplemental liquidity measure and that it is useful to investors and management as a measure of the ability of our business to generate cash. Once business needs and obligations are met, this cash can be used to reinvest in the company for future growth or to return to our shareowners through debt repayments, dividend payments or share repurchases. The use of non-GAAP financial measures is not intended to replace any measures of performance or liquidity determined in accordance with GAAP and Free Cash Flow presented may not be comparable to similarly titled measures of other companies. Free Cash Flow is typically derived directly from the Company's consolidated statements of cash flows; however, it may be adjusted for items that affect comparability between periods.**

| (In millions) | Years Ended December 31, 2018 | 2017 | 2016 |
|---|---|---|---|
| Reconciliation of Net Operating Activities to Free Cash Flows: | | | |
| Net Operating Activities | $ 907.8 | $ 648.8 | $ 603.2 |
| Capital Expenditures | (385.2) | (294.3) | (278.0) |
| Restructuring (b) | 4.2 | (6.8) | 6.0 |
| Interest (b) | 34.4 | 16.5 | (8.9) |
| Losses (Earnings) of Non-consolidated Affiliates (c) | 19.7 | (1.8) | 7.1 |
| Stock-based Compensation | (12.0) | (9.1) | (7.5) |
| Qualified Pension Plan Income and Contributions | 17.6 | 28.6 | 44.8 |
| Other Adjustments | 1.0 | (0.4) | 8.4 |
| Free Cash Flows | $ 587.5 | $ 381.5 | $ 375.1 |
| | | | |
| Adjusted EBITDA | $ 1,265.4 | $ 944.1 | $ 838.5 |
| Capital Expenditures | (385.2) | (294.3) | (278.0) |
| Working Capital Change | (71.6) | 9.8 | 80.9 |
| Taxes Paid | (52.9) | (18.0) | 2.6 |
| Interest Paid | (208.8) | (200.9) | (200.8) |
| Certain Non-recurring Items (d) | 40.6 | (59.2) | (68.1) |
| Free Cash Flows | $ 587.5 | $ 381.5 | $ 375.1 |

(a) Unaudited.

(b) Restructuring and interest reconciling items represent the difference between cash paid and the amount incurred and expensed for each of the respective periods presented.

(c) Losses (earnings) of non-consolidated affiliates for the year ended December 31, 2017 included a $21.5 million pretax non-cash impairment charge associated with our investments in non-consolidated affiliates. Losses (earnings) of non-consolidated affiliates for the year ended December 31, 2016 included $8.8 million from the October 2013 sale of a bleach joint venture.

(d) Certain Non-recurring Item include cash restructuring expenditures, information technology integration project charges, acquisition-related costs, environmental recoveries, net, non-environmental insurance recoveries and loss (gain) on the sale of property, plant and equipment.

89

Non‐GAAP Financial Measures –Net Debt to Adjusted EBITDA (a) Olin's definition of Net Debt to Adjusted EBITDA is Net Debt divided by Adjusted EBITDA. Net Debt at the end of any reporting period is defined as our current installments of long‐term debt plus long‐term debt less our cash and cash  equivalents. Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income (loss) plus an add‐back for depreciation and amortization, interest expense (income), income tax expense (benefit), other  expense (income), restructuring charges, acquisition‐related costs and certain other non‐recurring items.  Net Debt to Adjusted EBITDA is a non‐GAAP financial measure.  Management believes that this measure is meaningful to  investors as a measure of our ability to manage our indebtedness.  The use of non‐GAAP financial measures is not intended to replace any measures of indebtedness or liquidity determined in accordance with GAAP and Net Debt or Net Debt to Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.  Years Ended December 31, (In millions) 2018 2017 2016 Current installments of long-term debt$ 125.9 $ 0.7 $ 80.5 Long-term debt 3,104.4 3,611.3 3,537.1 Less: Cash and cash equivalents (178.8) (218.4) (184.5) Net debt $ 3,051.5 $ 3,393.6 $ 3,433.1 Adjusted EBITDA $ 1,265.4 $ 944.1 $ 838.5 Net debt to Adjusted EBITDA 2.4 3.6 4.1 90

Full year 2019 adjusted EBITDA expected to be comparable to  record full year 2018 Adjusted EBITDA (in millions) $1,265  2019 Forecast Assumptions:  + Higher chlorine, EDC and chlorine derivative  pricing + Lower turnaround costs of ~ $35 million + Higher Epoxy volumes and lower raw  material costs ‐ Lower average domestic and export caustic  soda pricing  ‐ Increased freight costs 2018 2019 Forecast 91

2019 Cash flow forecast Debt reduction remains top priority for free cash flow Cash Taxes 2 Capital (in millions) $1,265 ($90) Spending 3 Adjusted EBITDA1 ($400) Working  One‐time 5 4 Capital  Items $0 6 ($80) Interest ($220) Free  Cash Flow Free Cash Flow Priorities: 1. Ongoing debt repayments $475 2. Common stock dividends  and share repurchases      1: Olin’s estimated 2019 Adjusted EBITDA forecast of $1.265 billion 2: Estimated using the cash tax rate of 25% 3: Represents the mid‐point of management’s annual capital spending estimate range of $375 million to $425 million, which includes $80 million associated with the information technology project  4: Estimated working capital is expected to be flat 92 5: One‐time items include the information technology integration project costs and cash restructuring charges 6: Cash interest expense is calculated based on Olin’s capital structure and assuming current interest rates

Chlor alkali annual EBITDA sensitivity Price Driver Price Change Annual EBITDA Impact  (in millions) Chlorine $10/ton $10 Caustic $10/ton $30 EDC $.01/pound $20 Annual EBITDA Impact  Cost Driver Price Change (in millions) Natural Gas $1/mmBtu $45 to $55 Ethane $.01/gallon $3 93

Olin caustic soda price realization Fundamental Principle • A $10 per ton change in Olin’s caustic soda selling price changes annual Adjusted EBITDA by  approximately $30 million Export Sales • Typically range between 20% and 25% of caustic sales • Sold on a combination of negotiated sales and export index price • Realization of index price changes are typically 90% to 100% • Changes in export index prices are typically realized on a 30 to 60 day lag Domestic Sales • Contracts are made up of a combination of negotiated and index‐based pricing terms • Index price changes typically occur 30 to 60 days post our price nomination • Realization of index price changes are typically 70% to 100% • Overall price realization lags index price changes by 0 to 90 days 94

# Chlor alkali products and vinyls
## Industry conditions

- Seen signs of stabilization in export caustic soda pricing
- Expect domestic and export caustic soda prices to improve from current levels in 2019
- Expect improvement in chlorine pricing in 2019
- Structural supply and demand fundamentals in the chlor alkali industry remain positive



Caustic Soda and Chlorine Prices
January 2015 to January 2019
January 2015 = 100
250
200
150
100
50
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
North American Caustic Soda Contract Liquid Index Price
North American Chlorine Contract Price
North American Caustic Soda Spot Export Price

95

*Source: IHS Markit / Tecnon OrbiChem*

EDC pricing history 2000 – December 2018  24 EDC Spot Export Prices 22 20 • Pricing has recovered from31%  the 5 year  18 lows experienced in December 2017 16 • Full year 2018 USGC pricing has  pound   14 improved approximately 3 cents, or  per   30% over full‐year 2017 pricing 12 Cents 10 • A 1 cent change in Olin’s EDC price  changes annual Adjusted EBITDA by $20  8 million 6 4 2 0 2000     2002      2004      2006      2008      2010      2012      2014      2016      2018   96 Source: IHS

Liquid Epoxy Resin Pricing • Global liquid epoxy resin pricing declined in 4Q18 as raw material costs, particularly benzene and propylene, declined • Full year 2018 liquid epoxy resin prices were up year‐over‐year  – North America up approximately 30% – Europe up nearly 15% – Asia up approximately 35% Liquid Epoxy Resin Pricing 1.80 January 2016 to December 2018 1.60 1.40 pound 1.20   per   1.00 US$ 0.80 0.60 0.40 Jan‐16 Mar‐16 May‐16 Jul‐16 Sep‐16 Nov‐16 Jan‐17 Mar‐17 May‐17 Jul‐17 Sep‐17 Nov‐17 Jan‐18 Mar‐18 May‐18 Jul‐18 Sep‐18 Nov‐18 1 US LER Europe LER Asian LER 97 1: European liquid epoxy resin (LER) prices reflect a non‐market adjustment made in the third quarter of 2017. Source: ICIS

# Raw Material Costs - Benzene & Propylene Pricing



January 2016 to December 2018
Benzene Pricing
US$ per pound
0.60
0.50
0.40
0.30
0.20
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
US Benzene
EU Benzene



January 2016 to December 2018
Propylene Pricing
US$ per pound
0.70
0.60
0.50
0.40
0.30
0.20
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
US Propylene
EU Propylene

*Source: ICIS*

- Sequentially, U.S. and European benzene and propylene prices declined
- 4Q18 U.S. and European benzene prices have moved lower year-over-year
- U.S and European propylene 4Q18 prices were marginally higher than 4Q17

98

Maintenance Turnaround Costs1 Chlor Alkali Products & Vinyls Epoxy (in millions) (in millions) $180 $176 $70 $66 $160 $60 $140 $128$125 $50 $45 $120 $43 $100 $95 $40 $30 $80 $30 $23 $54 $21 $60 $18 $19 $44 $47 $20 $40 $40 $35 30 $30 56 $23 $20 $19 $10 15 $20 28 33 49 $14 $8 $4 $4 $2 $1 $2 $0 28 $0 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Actual 2017 Actual 2018 Forecast 2019 • Full year 2019 turnaround schedule will vary from the historic quarterly cadence  • Expect a heavier turnaround schedule in 2H19 due to aligning with planned customer outages  • Full year 2019 turnaround costs expected to be approximately $30 to $40 million lower than 2018 – primarily in the Epoxy segment 99 1: Maintenance turnaround costs include maintenance costs and lost volume penalties associated with unabsorbed fixed manufacturing costs from lost sales associated  with the turnarounds and outages.

2019 forecast assumptions (in millions) 100

Information technology integration update (in millions) $250 • During 2017 began implementing new enterprise  resource planning, manufacturing and engineering  systems, and related IT infrastructure $200 • Objective to standardize business processes, while  maximizing costs effectiveness, efficiency and  $150 control across the global chemical operations 56 • Expected completion by end of 2020 28 33 49 $100 • Project required due to expiration of IT transition  28 service agreement with Dow • Expect annual cost savings of ~$50 million  $50 beginning in 2021 • Adjusted EBITDA excludes project related  operational charges and duplicative costs $0 2017 2018 2019E 2020E Total Capital Opex Duplicate 101